Exhibit 99.2
PRESENTATION AT EAGLE BROADBAND, INC., 2004 ANNUAL MEETING OF SHAREHOLDERS


Agenda
o        Welcome Shareholders
o        Management Discussion - Dave Weisman & Randy Shapiro
o        Product Demonstrations - Orb' Phone Exchange, Set-Top Box
o        Confirmation of a Quorum - Richard Royall
o        Vote
o        Election of Directors
o        Approval of Amendment to Voting Percentages
o        Approval of Amendment of Special Meeting Rules
o        Approval of Amendment to Increase Authorized Common Shares
o        Ratification of Auditors
o        Q & A Session
o        Closing Discussion - Dave Weisman
o        Adjourn

SEC Compliance Statement
Forward-looking statements in this presentation regarding Eagle Broadband and its subsidiaries are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward- looking statements involve risks and uncertainties, including, without limitation, continued acceptance of the company's products, increased levels of competition, new products and technological changes, the company's dependence upon third-party suppliers, intellectual property rights, and other risks detailed from time to time in the company's periodic reports filed with the Securities and Exchange Commission.

The "New" Eagle Broadband . . .
-------------------------------
o        Job #1: MAXIMIZING SHAREHOLDER VALUE
o        Transitioning From Technology-Driven Company to Sales & Marketing
         Driven Company
o        Focused On Better Meeting Customer Needs
o        Culture of Performance, Accountability, Results
o        Professionalism, Responsiveness, Integrity
o        Long-Term, Consistent Growth: Revenues, Earnings

Transformational Goals
o        Streamline Operation To Maximize Productivity Efficiency, and
         Profitability
o        Ensure Right Products & Right Team
o        Build Strong, Highly Scalable Sales Channels
o        Build Strong Sales Pipelines To Deliver Consistent Revenue Growth
o        Capitalize On Market Growth, Demand & Increasing Momentum

Eagle's Business Focus
o        Deployment of Broadband Bundled Digital Services
o        Municipal/Developer Business Model
o        Turn-key Services (Finance, Design, Build, Operate, Maintain, etc.)
o Managed & Professional Services (i.e. Structured Wiring, 24/7 Network Monitoring, etc.)
o        State-of-the-Art Products & Technology (i.e. HDTV Set-Top Boxes)
o        Exclusive Programming and Content Rights
o        Extraordinary Partners (IBM, SAIC, General Dynamics)
o        Superior Market Timing
o        Delivery of Non Line Of Sight Satellite Communications System
o        Core Engineering Competence
o        Patent-Pending Technology
o        Extraordinary Partners (SAIC, General Dynamics)
o        Superior Market Opportunity

Eagle Business Structure
o        Eagle Broadband
o        Eagle Broadband Services
o        Eagle Security and Financial Services
o        Eagle Professional & Managed Services
o        Eagle Engineering Services
o        Making it easy to do business with Eagle
o        Reinforce and build solid brand recognition
o        Greatly reduced overhead, overlap, and oversight

Eagle Broadband in 2004
o        Strategy & Focus
o        Strong Financial Foundation
o        Strengthened Management Team
o        Streamlined Product Portfolio
o        Right Products, Right Markets
o        World Class Channel Partners
o        Results Oriented Culture
o        Execution
o        Shareholder Value

Results: The First 120 Days
o Implemented major restructuring that reduced costs & streamlined operations.
o        Strengthened management team (new CEO, VP of Marketing).
o        Completed new financings.
o        Significantly improved balance sheet & cash position.
o        Substantial reductions in litigation outstanding and other liabilities.
o        Achieved sequential quarterly revenue growth.
o        Signed new BDS contracts with Truckee, Lake Las Vegas, LaVerne.
o        Signed IBM as key BDS marketing partner.
o        Launched Exchange satellite communications platform.
o        Signed SAIC & General Dynamics as Exchange distribution partners.
o        Launched new HDTV multimedia set top box and software platform
o        Received STB orders from Mandarin Oriental, Intercontinental Hotels

Settlements
o        Clearing the Decks For Growth
o        Legal Settlements:  18+
o        Financial Settlements: Over $2 million

Market Trends and Drivers
o        Top 10 Trends in 2004 - #2: The Triple Play  (Source: Red
         Herring Magazine)
o        Broadband Applications Demand Soaring:
o        Peer-to-Peer Communications
o        Video On Demand
o        Online Gaming
o        Digital Cameras/Video
o        Home Networking
o        Teleworking (140 Million)
o        Increased Subscriber Bandwidth Demand
o        Broadband Being Used As Economic Development Tool
o Municipalities, Utility Districts, Real Estate Developers Taking Control of their Own Destiny

Broadband Market Forecast
-------------------------
o        Total Telecom Services Spending:  $ 1 TRILLION in 2004 (Source: IDC)
o        Total Broadband Services Market: $25 Billion By 2007 (Source:
         Telecommunications Industry Association)
o Fiber-To-The-User Market: $5 Billion By 2007 (Source: Render, Vanderslice & Associates)
o        Online Entertainment Market: $27.4 Billion By 2007 (Source: RHK, Inc.)

Satellite Communications Market Forecast
     $1.7 Billion Market By 2008
     (Source: Northern Sky Research

     Chart:
     Total Units & Revenues for the Commercial, Military & Science Satellite Market
     2002:          65 Units        $8 Billion
     2003:          60 Units        $11 Billion
     2004:          55 Units        $8 Billion
     2005:          60 Units        $8 Billion
     2006:          55 Units        $8 Billion
     2007:          50 Units        $10 Billion
     Total:       335 Units         $53 Billion

IP Set-Top Box Market Forecast$1.8 Billion Market By 2008
------------------------------
     Chart:
     IP STB Revenue, World Market, Moderate and Aggressive Forecast:  2002 to
     2008
     (Source: Allied Business Intelligence Inc.)

                       Revenue ($Millions)
                       -------------------
     Year         Aggressive        Moderate
     ---------------------------------------
     2002         125               125
     2003         200               190
     2004         400               350
     2005         575               500
     2006         825               725
     2007         1320              1200
     2008         1900              1650


Strategies Moving Eagle Forward
o        Invest In High Growth Market Opportunities
o        Broadband Explosion in Middle America
o        Critical Need For Reliable NLOS Satellite Communications
o        Department of Defense, Department of Homeland Security,
         Federal/State/Local Agencies, Fortune 1000
o        Increasing Demand For HDTV Technology
o        Targeted Investment in Sales, Marketing, and Accelerated Development
         Activities
o        Leverage Channel Partners Power and Reach
o        Key Management Additions To Drive Business Activity
o        Strategic Acquisitions To Enhance Shareholder Value

It's Who You Know...Industry Relationships
------------------------------------------
o        IBM
o        SAIC
o        General Dynamics Decision Systems
o        General Dynamics Interactive
o        Echostar
o        DirecTV
o        Wave7 Optics
o        World Wide Packets
o        Optical Solutions Inc.
o        Alcatel
o        AllOptic
o        Sky Stream
o        Minerva Networks
o        Video-Tele
o        Tandberg
o        Emtelle
o        Corning
o        American Video on Demand
o        SGI
o        Ncube
o        Infovalue
o        Concurrent
o        HDNet
o        Atlantic Engineering

Strategic Partners
------------------
o        IBM (BDS Markets)
o        Largest, Most Profitable Computer Company In The World
o        IBM Global Services: Worlds Largest IT Services Provider
o IGS 2003 Revenues of $42 billion, $55 Billion in Signings, 180,000 Employees, 160 Countries
o        SAIC (Orb' Phone Exchange & BDS Markets)
o        2003 Revenues of $6 Billion, 42,000 Employees, 150 Cities
o        #2 Top Systems Integrator, #3 Top Federal Contractor
o        General Dynamics (Exchange & Hospitality/STB Markets)
o        2003 Revenues of $17 Billion, 67,000 Employees
o        #18 Top Systems Integrator, #7 Top Federal Contractor

Go-To-Market Strategies
o        Develop Joint Sales, Marketing and Support Plans.
o        Plan & Execute Internal Training & Product Launch
o        Plan & Execute External Marketplace Launch & Commence Marketing
         Activities
o        Close Sales & Publicize Customer Case Studies Internally & Externally
o        Ramp Sales/Marketing Activities & Revenues

Sales and Marketing Update
o        Continuing Consolidation on Single Eagle Brand
o        Lead Generation Activities Accelerating
o        Better Qualifying Leads
o        Generating Professional Proposals Focused on Customer Needs
o Updating Sales/Marketing Materials (i.e. collateral, presentations, etc.)
o        #1 Priority: Building Strong Sales Pipelines & Closing Deals

Corporate Awareness Update
o Focused Public Relations Efforts & Media Outreach
o Management Team Devoting Considerable Time To Telling Eagle Story
o Targeting Leading National & Industry Trade Media
o Recruiting Investor Relations Firm To Target Financial Media and Wall Street
o Generating Strong Industry Buzz & Word Of Mouth
o Press Activities Generating Increased Media Coverage, Awareness, Momentum
  & Sales Leads
o Recent Coverage Includes: Business 2.0, Telephony, Federal Computer Week, Wireless Data News

Financial Highlights
As of November 30, 2003
o 16% quarter over quarter Revenue Growth - (Q4 2003 to Q1 2004).
o Cash, cash equivalents and marketable securities total $7.6 million.
o Increase in gross margins from 43% to 46% - (Q1 2003 to Q1 2004).
o Market Capitalization totals $266.5 million.
o Total Assets of $126,907,000
o Total Liabilities of $17,800,000 - of which $5,275,000 of debt has elected to convert to Common Stock in Q2 2004.
o Reduced Net Cash Used From Operations to $490,000 in Q1 2004 as compared to $6,085,000 for Fiscal 2003.
o Reduced "Going-forward" liquidity requirements - attributable to a reduction in burn-rate, Operating expenses and Capital Expenditures.
All numbers are published as required by SEC in our Form 10-K, 10-Q as of August 31, 2003 and November 30, 2003, respectively.

The Vision
To Become The Dominant Supplier of Broadband Products & Services To The Fast Emerging Municipal & Developers Markets For Bundled Digital Services